Noble Quests, Inc.
and Well Chance Investments Limited
Pro Forma Combined Financial Statements
(unaudited)

Contents

Page

Pro Forma Combined Financial Statements:

Pro Forma Combined Balance Sheet as of December 31, 2007 (unaudited)	F-2

Pro Forma Combined Statements of Operations for the six months ended December 31, 2007 (unaudited)	F-3

Pro Forma Combined Statements of Operations for the year ended June 30, 2007 (unaudited)	F-4

Notes to Pro Forma Combined Financial Statements (unaudited)	F-5

Noble Quests, Inc.
and Well Chance Investments Limited
Pro Forma Combined Balance Sheet
December 31, 2007
(unaudited)

	Noble Quests, Inc.	Well Chance		Pro forma Adjustments		Pro forma Combined
	(historical)	(historical)

ASSETS

CURRENT ASSETS
Cash	$3,063	$-			$87,740	$90,803

TOTAL CURRENT ASSETS	3,063	-			87,740	90,803

FIXED ASSETS, net of depreciation	25,893	-				25,893

TOTAL ASSETS	$28,956	$-			$87,740	$116,696

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accrued Liabilities	$18,394	$-		$		$18,394
Line of Credit	347	-				347
Convertible Notes Payable	1,702					1,702
Shareholder Loan	180					180

TOTAL CURRENT LIABILITIES	20,623	-			-	20,623

STOCKHOLDERS' EQUITY
Preferred Stock - 10,000,000 shares authorized par value $0.001, 0 and 0 (pro forma) shares issued and outstanding	-				-	-
Common Stock - 50,000,000 shares authorized par value $0.001, 5,119,885 and 8,200,000 (pro forma) shares issued and outstanding	5,120		a		(2,420)	8,200
			b		1,200
			c		4,100
			d		200
Additional paid in capital	495,965		a		2,420	92,153
			b		(1,200)
			c		83,640
			d		4,080
			e		(492,752)
Accumuated Deficit	(492,752)	-	d		(4,280)	(4,280)
			e		492,752

TOTAL STOCKHOLDERS' EQUITY	8,333	-			87,740	96,073

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$28,956	$-			$87,740	$116,696

See accompanying notes to pro forma combined financial statements

Noble Quests, Inc.
and Well Chance Investments Limited
Pro Forma Combined Statement of Operations
For the Six Months Ended December 31, 2007
(unaudited)

	Noble	Well	Pro forma	Pro forma
	Quests, Inc.	Chance	Adjustments	Combined
	(historical)	(historical)

Revenue
Service Revenue from Related Parties	$20,500	$-	$-	$20,500

General and Administrative Expenses	21,330	-	-	21,330

Operating Loss	(830)	-	-	(830)

Current Year Provision for Income/Franchise Taxes	-	-		-

Net loss	$(830)	$-	-	$(830)

Net Loss Per Share - Basic and Diluted	$(0.00)			$(0.00)

Weighted Average Shares Outstanding	6,346,552			8,200,000

See accompanying notes to pro forma combined financial statements

Noble Quests, Inc.
and Well Chance Investments Limited
Pro Forma Combined Statement of Operations
For the Year Ended June 30, 2007
(unaudited)

	Noble	Well		Pro forma	Pro forma
	Quests, Inc.	Chance		Adjustments	Combined
	(historical)	(historical)

Revenue
Service Revenue	$23,000	$-		$-	$23,000
Service Revenue from Related Parties	45,000	-		-	45,000
Total Revenue	68,000	-		-	68,000

General and Administrative Expenses	82,206	-	d	4,280	86,486

Operating Loss	(14,206)	-		(4,280)	(18,486)

Other (Expense)
Loss on Available-for-Sale Securities	(20,266)	-			(20,266)
Total Other (Expense)	(20,266)	-		-	(20,266)

Loss Before Income Taxes	(34,472)	-		(4,280)	(38,752)

Current Year Provision for Income/Franchise Taxes	(100)	-		-	(100)

Net loss	$(34,572)	$-		(4,280)	$(38,852)

Net Loss Per Share - Basic and Diluted	$(0.01)				$(0.01)

Weighted Average Shares Outstanding	6,499,885				8,200,000

See accompanying notes to pro forma combined financial statements

Noble Quests, Inc.
and Well Chance Investments Limited
Notes to Pro form Combined Financial Statements

NOTE 1 - BASIS OF PRESENTATION

The accompanying pro forma combined balance sheet presents the accounts of Noble Quests, Inc. (“Noble Quests”) and Well-Chance Investments Limited (“Well Chance”) as if the acquisition of Well Chance by Noble Quests occurred on December 31, 2007. The accompanying pro forma combined statement of operations presents the accounts of Noble Quest and Well Chance for the six months ended December 31, 2007 and for the year ended June 30, 2007 as if the acquisition occurred on July 1, 2006. For accounting purposes, the transaction is being accounted for as a recapitalization of Well Chance.

The following adjustments would be required if the acquisition occurred as indicated above:

a.	Cancellation of 2,419,885 shares of Noble Quest common stock owed by Shannon McCallum-Law;

b.	Recapitalization of Well Chance to account for issuance of an aggregate of 1,200,000 shares of Noble Quest to the shareholders of Well Chance;

c.	Issuance of 4,100,000 newly issued restricted shares of the Noble Quest common stock by certain persons for $0.0214 per share;

d.	Issuance of 100,000 shares of Noble Quests common stock to Fiona E LLC and 100,000 shares of Noble Quests common stock to Aries Corp for services rendered valued at $0.0214 per share;

e.	Eliminate pre-acquisition accumulated deficit of Noble Quests.